UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2021

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-206903	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market
Warrants to purchase common stock	CTXRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2021, we entered into a securities purchase agreement with certain healthcare-focused and institutional investors for the purchase of an aggregate of 50,830,566 shares of our common stock and accompanying warrants to purchase up to an aggregate of 25,415,283 shares of our common stock, at a purchase price of $1.505 per share and accompanying warrant in a registered direct offering priced at-the-market under Nasdaq rules. The aggregate gross proceeds for the sale of the shares and warrants was approximately $76.5 million. Subject to certain beneficial ownership limitations, the warrants are exercisable immediately upon issuance at an exercise price equal to $1.70 per share of common stock, subject to adjustments as provided under the terms of the warrants. The warrants are exercisable for five years from the issuance date. The sale of these securities closed on February 19, 2021.

The net proceeds to us at the closing of the transaction, after deducting placement agent fees and expenses and the estimated offering expenses, were approximately $71.0 million. We intend to use the net proceeds from the offering for general corporate purposes, including pre-clinical and clinical development of our product candidates and working capital and capital expenditures.

The shares of common stock and accompanying warrants (and shares of common stock underlying the warrants) described above were offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-248748) filed with the Securities and Exchange Commission (SEC) and declared effective on September 25, 2020, and an additional registration statement on Form S-3 (File No. 333-253179) filed with the SEC on February 16, 2021 pursuant to Rule 462(b), which became effective automatically upon filing. We have filed a prospectus supplement in connection with the sale of these securities.

The representations, warranties and covenants contained in the securities purchase agreement were made solely for the benefit of the parties to the securities purchase agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the securities purchase agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, our company. Accordingly, the form of securities purchase agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the securities purchase agreement, which subsequent information may or may not be fully reflected in public disclosures.

We previously entered into an engagement letter with H.C. Wainwright & Co., LLC, dated January 23, 2021, pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the shares of common stock and warrants. We paid Wainwright an aggregate fee of approximately $5.36 million, which is equal to 7% of the gross proceeds received by us from the sale of the securities in the transactions. Pursuant to the engagement letter, we also granted to Wainwright and its designees warrants to purchase up to an aggregate of 3,558,140 shares of common stock, which represents 7% of the aggregate number of shares sold in the transactions. The placement agent warrants have substantially the same terms as the investor warrants, except that the exercise price of the placement agent warrants is $1.881 per share. The placement agent warrants and the shares of common stock issuable upon exercise of the placement agent warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. We also paid Wainwright $35,000 for non-accountable expenses, up to $50,000 for accountable expenses and clearing expense in the amount of $15,950. The engagement letter has indemnity and other customary provisions for transactions of this nature.

The forms of the securities purchase agreement, the investor warrant and the placement agent warrant are filed as Exhibits 10.1, 4.1, and 4.2, respectively, to this Report and are hereby incorporated by reference herein. The foregoing descriptions of the securities purchase agreement, the investor warrant and the placement agent warrant are not complete and are qualified in their entirety by reference to Exhibits 10.1, 4.1 and 4.2, respectively. The foregoing description of the engagement letter is not complete and the engagement letter was previously filed as Exhibit 10.2 to our Form 8-K filed with the SEC on January 27, 2021.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 of this Report related to the unregistered placement agent warrants is incorporated herein by reference.

Item 8.01.	Other Events.

On February 17, 2021, we issued a press release announcing the pricing of the transaction described in Item 1.01 of this Report. On February 19, 2021, we issued a press release announcing the closing of the transactions described in Item 1.01 of this Report. A copy of each press release is attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of investor warrant issued February 19, 2021.
4.2	Form of placement agent warrant issued February 19, 2021.
5.1	Opinion of Wyrick Robbins Yates & Ponton, LLP.
10.1	Form of Securities Purchase Agreement, dated February 16, 2021, by and between Citius Pharmaceuticals, Inc. and the purchasers signatory thereto.
23.1	Consent of Wyrick Robbins Yates & Ponton, LLP (included in Exhibit5.1).
99.1	Press release of February 17, 2021.
99.2	Press release of February 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date:	February 19, 2021	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer

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